UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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[x]     Amended Preliminary Information Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]     Definitive Information Statement


                               CIROND CORPORATION
                (Name of Registrant As Specified in its Charter)

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                               CIROND CORPORATION
                 100D ALBRIGHT WAY, LOS GATOS, CALIFORNIA 95032


                              INFORMATION STATEMENT


         This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the "INFORMATION STATEMENT") has been mailed on or about August 11, 2006 to the stockholders of record as of June 30, 2006 (the "RECORD DATE") of Cirond Corporation, a Nevada corporation (the "COMPANY") in connection with certain actions to be taken pursuant to the written consents, dated as of July 10, 2006 and July 13, 2006, of the stockholders of the Company holding a majority of the outstanding shares of common stock.



         The actions to be taken pursuant to the written consent shall be implemented on or about August 31, 2006, at least 20 days after the mailing of this information statement.


         THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                    By Order of the Board of Directors,

                                    /s/ Francis E. Wilde

                                    Francis E. Wilde
                                    CHIEF EXECUTIVE OFFICER



                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

        NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENTS OF
          STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF
           COMMON STOCK OF THE COMPANY IN LIEU OF SPECIAL MEETINGS OF
             THE STOCKHOLDERS, DATED JULY 10, 2006 AND JULY 13, 2006

To Our Stockholders:


         NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consents of stockholders holding a majority of the outstanding shares of common stock dated July 10, 2006 and July 13, 2006, in lieu of special meetings of the stockholders. Such action will be effected on or about August 31, 2006:


         1. The articles of incorporation of the Company, as amended (the "ARTICLES OF INCORPORATION"), will be amended and restated to change the Company's name from "Cirond Corporation" to "Amarium Technologies, Inc.";

         2. The Articles of Incorporation will be amended to effect a 1 for 65 reverse stock split, whereby, as of the Record Date, each stockholder shall receive 1 share for every 65 shares then owned;

         3. The Articles of Incorporation will be amended to increase the authorized shares of common stock from 100,000,000 to 500,000,000;

         4. The 2004 Stock Option Plan (the "Plan") will be adopted; and

         5. The  Plan  will  be  amended  to  decrease  the  number  of  options authorized for issuance pursuant to the Plan to the greater of 300,000 or 10% of the number of shares of the Company's stock outstanding at the end of the Company's last completed fiscal quarter and such number shall be automatically adjusted at the beginning of each fiscal quarter.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of the Record Date, the Company's authorized capitalization consisted of 100,000,000 shares of common stock ("COMMON STOCK"), of which 96,110,000 shares were issued and outstanding, 24,994,000 shares of preferred stock, none of which were issued and outstanding, and 6,000 shares of Series B Non-voting 5% Convertible Preferred Stock ("Preferred Stock"), 450 shares of which were issued and outstanding. Stockholders of the Company have a right to receive 105,000,000 additional pre-split shares of common stock pursuant to their conversion of Preferred Stock dated May 9, 2006.

         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, no proxies or consents are being solicited in connection with the matters described in this Information Statement because the holders of a majority of the outstanding shares of Common Stock have already voted in favor of such matters by executing and delivering to the Company a majority written consent dated July 10, 2006. The shares represented by the aforementioned written consent constituted sufficient voting power to approve the matters described in this Information Statement.


         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on August 31, 2006.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.


                   AMENDMENTS TO THE ARTICLES OF INCORPORATION

         On June 23, 2006, the board of directors of the Company (the "BOARD OF DIRECTORS") and on July 10, 2006 and July 13, 2006 the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company approved amendments to the Articles of Incorporation and actions:

     o To change the Company's name from Cirond Corporation to Amarium Technologies, Inc.;
     o To effect a 1 for 65 reverse stock split, whereby, as of the record date, each stockholder shall receive 1 share for every 65 shares then owned;
     o   To increase the number of authorized common shares to 500,000,000;
     o   To adopt the 2004 Stock Option Plan; and
     o To decrease the number of options authorized for issuance pursuant to the 2004 Stock Option Plan.

THE CHANGE OF THE COMPANY'S NAME

         The amendments to the Articles of Incorporation will change the Company's name from Cirond Corporation to Amarium Technologies, Inc. The Company is changing its name as part of its acquisition of the assets of Servgate.

THE REVERSE STOCK SPLIT

         The Board of Directors and the stockholders of the Company holding a majority of the outstanding shares of common stock of the Company have approved an amendment to the Articles of Incorporation to effect a reverse stock split of the Company's common stock.

         The Company currently has 100,000,000 shares of Common Stock authorized, and 96,110,000 shares of Common Stock are outstanding as of the Record Date. By implementing a reverse split on the issued and outstanding shares of Common Stock, more shares will then be available for issuance in the future.

         The Board of Directors believes that the price of the Common Stock is too low to attract investors to buy the stock. To proportionally raise the per share price of the Common Stock by reducing the number of outstanding shares, the Board of Directors believes that it is in the best interests of the Company's stockholders to implement a reverse stock split. In addition, the Board of Directors believes that the share price of the Common Stock is a factor in whether the Common Stock meets investing guidelines for certain institutional investors and investment funds. The Board of Directors believes that the Company's stockholders will benefit from relatively lower trading costs for a higher priced stock. The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of the Common Stock. The Board of Directors is not implementing the reverse stock split in anticipation of any "going private" transaction.

MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

         The reverse stock split will be effected simultaneously for all of the Common Stock, and the ratio will be the same for all of the Common Stock. The reverse stock split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the reverse stock split results in fractional share ownership.

         The principal effect of the reverse stock split will be to reduce the number of shares of the Common Stock issued and outstanding from 96,110,000 shares as of June 30, 2006, to approximately 1,478,615 shares. In addition, the reverse stock split will increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

EFFECT ON FRACTIONAL STOCKHOLDERS

         Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, affected stockholders will receive a cash payment in an amount equal to $0.03 per pre-split share which represents the current market price of the Corporation's common stock specifically calculated as the volume weighted average price from Bloomberg for the 20 trading days preceding June 23, 2006 (being the date the Board of Directors approved the Reverse Stock Split). After the reverse stock split, stockholders will have no further interest in the Company with respect to any fractional share. The Company currently has approximately 173 record holders of the Common Stock. The reverse stock split will reduce the number of record holders of the Common Stock by approximately 76 record holders to approximately 97 record holders.

EFFECT ON REGISTERED AND BENEFICIAL STOCKHOLDERS

         Upon the reverse stock split, the Company intends to treat stockholders holding the Common Stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. Stockholders who hold their shares with such a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their nominees.

EFFECT ON REGISTERED CERTIFICATED SHARES

         Stockholders whose shares are held in certificate form will receive a transmittal letter from our Transfer Agent, Signature Stock Transfer, Inc., as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender certificate(s) representing pre-reverse stock split shares to the Transfer Agent. No new shares will be issued until outstanding certificate(s) are surrendered, together with properly completed and executed letter of transmittal, to the Transfer Agent. Stockholders should not submit any certificate(s) until requested to do so.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT


         The Company will promptly file a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to amend its existing Articles of Incorporation. The reverse stock split will become effective as of August 31, 2006, which is referred to as the "effective date."

Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in APPENDIX A to this Information Statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

CERTAIN RISK FACTORS ASSOCIATED WITH THE REVERSE STOCK SPLIT

         Implementation of the reverse stock split entails various risks and uncertainties, including but not limited to the following:

            o There can be no assurance that the market price per share of the Common Stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. Accordingly, the total market capitalization of the Company after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

            o After the reverse stock split is effected, if the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split.

            o There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Common Stock may not necessarily improve.

            o The reduced number of shares that would be outstanding after the reverse stock split could adversely affect the liquidity of the Common Stock.

AUTHORIZED SHARES


         The reverse stock split will affect all issued and outstanding shares of the Common Stock and outstanding rights to acquire the Common Stock. Upon the effectiveness of the reverse stock split, the number of authorized shares of the Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares of the Common Stock issued and outstanding and due to the increase in authorized common shares from 100,000,000 to 500,000,000. The Company currently has 100,000,000 shares of authorized Common Stock and 96,110,000 shares of Common Stock issued and outstanding as of June 30, 2006. After the Reverse Stock Split and increase in authorized common shares, 500,000,000 common shares will be authorized and approximately 1,478,615 shares will be outstanding with approximately 1,615,385 shares to be issued. Approximately 496,906,000 shares will be available for issuance after the Amendment and Reverse Stock Split. Authorized but unissued shares of Common Stock will be available for issuance. The Company does not have any plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose, including future acquisitions and/or financings. The Company will consider issuing shares in the future, but at this time the Company has no definite plans in this regard. If the Company issues additional shares of Common Stock, the ownership interest of holders of the Common Stock will be diluted.


         The following table sets forth information regarding the Company's current and anticipated number of authorized shares and issued and outstanding shares of the Common Stock following implementation of the reverse stock split and the reduction in authorized shares.

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                                                                    SHARES OF         SHARES OF
                                                   SHARES OF       COMMON STOCK     COMMON STOCK    SHARES OF COMMON
                                                 COMMON STOCK       ISSUED AND      RESERVED FOR     STOCK AVAILABLE
                                                  AUTHORIZED       OUTSTANDING        ISSUANCE        FOR ISSUANCE
---------------------------------------------------------------------------------------------------------------------
As of June 30, 2006                               100,000,000       96,110,000       105,000,000                 -0-
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After Reverse Stock Split at the Ratio of
1-for-65 and reduction of authorized shares
                                                  500,000,000        1,478,615*        1,615,385*       496,906,000*
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*   This number is approximate.

ACCOUNTING MATTERS

         The reverse stock split will not affect the par value of the Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to the Common Stock on the Company's balance sheet will be reduced proportionately based on the reverse stock split ratio of 1-for-65, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be restated because there will be fewer shares of the Common Stock outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT

         Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being undertaken in response to any effort of which the Board of Directors is aware to accumulate shares of the Common Stock or obtain control of Company. Other than the reverse stock split, the Board of Directors does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.


         Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the purpose of the reverse split is to raise the per share price of the Common Stock and to attract potential institutional investors, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.


APPRAISAL RIGHTS


         Under the Nevada Revised Statutes ("NRS"), a reverse stock split with a mandatory redemption of fractional shares creates appraisal or dissenters' rights. Stockholders who oppose the Reverse Stock Split and the right to receive $0.03 per pre-split share in lieu of receiving a fractional share will have the right to receive payment for the value of their shares as set forth in NRS 92A.300 ET SEQ. A copy of these sections is attached as APPENDIX B to this Information Statement. The material requirements for a Stockholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any Stockholder wishing to assert such rights. If you are a Stockholder considering dissenting, you should consult your own legal advisor.

         To exercise dissenters' rights, you must comply with the provisions of NRS 92A.300 through 92A.500, including the following conditions:

         o You must be a Stockholder on the date the Reverse Stock Split is approved by the Stockholders;
         o You must not have executed a written consent in favor of the Reverse Stock Split;
         o   You  must  demand  payment  in  accordance  with  the  terms  of  a dissenters' notice, which is attached hereto as APPENDIX C; and
         o   You must deposit your certificates in accordance with the  terms of the dissenters' notice.

         The following is a more detailed description of the conditions you must satisfy to perfect appraisal or dissenters' rights:

         1. MUST BE A STOCKHOLDER ON THE DATE THE REVERSE SPLIT IS APPROVED. To be entitled to dissenters' rights, you must be the record holder of the dissenting shares on the date the Reverse Stock Split is approved by the Stockholders of the Company. If you have a beneficial interest in shares of Common Stock that are held of record in the name of another person, you must act promptly to cause the Stockholder of record to follow the steps described below.

         2. NO APPROVAL OF THE REVERSE STOCK SPLIT. You must not have executed a written consent in favor of the approval of the Reverse Stock Split. Execution of the written consent approving the Reverse Stock Split is a waiver of dissenters' rights. Failure to have executed a written consent does not constitute a waiver of dissenters' rights.

         3. DEMAND FOR PAYMENT. A dissenters' notice is being delivered as part of this Information Statement. See Appendix C. The dissenters' notice states that the Reverse Stock Split was authorized and the effective time or proposed effective time of the Reverse Stock Split. In addition, the dissenters' notice provides important instructions you must follow in order to demand alternate payment for your shares. Specifically, the dissenters' notice sets forth the following:

         o    The address to which you must send the payment demand;
         o Where and when certificates for shares must be deposited and the date by which the Company must receive the payment demand;
         o A form for demanding payment which will request you to state the address to which payment is to be made and which includes the date of the first public announcement of the terms of the Reverse Stock Split and requires to you certify whether you acquired beneficial ownership of the shares before that date; and
         o A copy of the sections of the Nevada Revised Statutes pertaining to dissenters' rights.

         4. DEPOSIT OF CERTIFICATES. Once you receive the dissenters' notice, you must deposit your stock certificates in accordance with the terms of the dissenters' notice. If you do not demand payment or you do not deposit your certificates as required by the dissenters' notice, you will not be entitled to a dissenters' right of payment for your shares.

         Upon the consummation of the Reverse Stock Split or receipt of the payment demand, the Company shall pay each Stockholder who has complied with the requirements set forth above, and who, if the dissenters' notice so requires, certifies that he acquired beneficial ownership of the shares before the date of the first public announcement to the news media of the terms of the Reverse Stock Split, the amount that the Company estimates to be the fair value of such shares, plus accrued interest. The amount that the Board of Directors has determined to be the fair market value of the shares is $0.03 per pre-split share.

         If a Stockholder does not provide certification, as required by the dissenters' notice, that he acquired beneficial ownership of the shares before the date of the first public announcement of the terms of the Reverse Stock Split, the Company may, in lieu of making payment, offer to make payment if the dissenter agrees to accept such payment in full satisfaction of his demand. The payment or offer to make payment will be accompanied by the latest available financial statements of the Company, a statement of the estimate of the fair value of the respective shares and the amount of interest payable with respect to such shares, a statement of your rights if you are dissatisfied with the payment, and a copy of the sections of the Nevada Revised Statutes pertaining to dissenters' rights.

         If you believe that $0.03 per pre-split share paid by the Company is less than the fair value of your shares or that the interest due is incorrectly calculated, you may notify the Company of your estimate of the fair value of your shares and the amount of interest due and demand payment of your estimate, less any payment previously received. You must notify the Company of your demand in writing within 30 days after the Company made or offered payment for your shares. If, within 60 days after receipt by the Company of a demand described in this paragraph, the demand remains unsettled, the Company shall commence a proceeding and shall petition the court to determine the fair value of the shares and accrued interest thereon. If the Company does not bring the proceeding within such 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded. If the proceeding is brought within the 60-day period, you will be entitled to judgment for the amount by which the court finds the fair value of your shares plus interest exceeds the amount paid by the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation). In addition, this summary is limited to stockholders that hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

         ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISER TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

         Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a post-reverse stock split share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefore. In general, stockholders who receive cash in exchange for their fractional share interests in the post-reverse stock split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

         The receipt of cash instead of a fractional share of the Common Stock by a United States holder of the Common Stock will result in a taxable gain or loss to such holder for federal income tax purposes based upon the difference between the amount of cash received by such holder and the adjusted tax basis in the fractional shares as set forth above. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder's holding period is greater than one year as of the effective date.

         The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split. Each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

              ADOPTION AND AMENDMENT OF THE 2004 STOCK OPTION PLAN


         The Board of Directors recommends approval of a new stock plan to allow the Company to attract and retain the best available employees and provide an incentive for employees to use their best efforts on the Company's behalf. For these reasons, the Board adopted resolutions approving the 2004 Stock Option Plan (the "Plan", attached as APPENDIX D to this Information Statement) as of September 20, 2004. The stockholders of the Company holding a majority of the outstanding shares of common stock of the Company have approved the Plan as of July 13, 2006 (a copy which may be obtained upon written request to the Company at the address listed on the front page of this Information Statement). No stock options have been effectively granted pursuant to the Plan.


DESCRIPTION OF THE PLAN

         GENERAL. The purposes of this 2004 Stock Option Plan are to attract and retain the best available individuals for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company's business by aligning the financial interests of employees and consultants providing personal services to the Company or its affiliates with long-term shareholder value. Stock options granted under the Plan may be either "incentive stock options," as defined in
Section 422 of the Internal Revenue Code ("Code") ("ISO"), or non-statutory options ("NSO").

         ADMINISTRATION. The Plan will be administered by the Board of Directors or the Compensation Committee of the Board (the "Committee"), if one should be established.

         PLAN BENEFITS. Because benefits under the Plan will depend on the Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by officers and other employees.

         ELIGIBILITY. ISO may be granted only to employees of the Company or its subsidiaries. NSO may be granted under the Plan to employees, advisors and consultants of the Company, its affiliates and subsidiaries, as well as to persons to whom offers of employment as employees have been granted. The Committee, in its discretion, will select the individuals to whom options will be granted, the time or times at which such options are granted, and the number of shares subject to each grant.

         SHARES SUBJECT TO THE PLAN. The Company may grant optionees, from time to time, options to purchase an aggregate of up to 5,281,000 or 15% of the number of shares of the Company's stock outstanding at the end of the Company's last completed fiscal quarter and such number shall be automatically adjusted at the beginning of each fiscal quarter.

         TERMS AND CONDITIONS OF OPTION GRANTS. Each option is to be evidenced by an option agreement between the Company and the individual optionee and is subject to the following additional terms and conditions:

                  EXERCISE PRICE. The Committee will determine the exercise price for the shares of common stock underlying each option at the time the option is granted. The exercise price for shares under an ISO may not be less than 100% of the fair market value of the common stock at the time and ISO is granted or less than 85% of the fair market at the time an NSO is granted. The fair market value price for a share of Company common stock underlying each option is the closing price per share on the date the option is granted.

                  EXERCISE OF OPTION; FORM OF CONSIDERATION. The Committee will determine when options become exercisable. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The Plan permits payment to be made by cash, check, and by delivery of other shares of Company stock or by withholding shares of Option Stock on the exercise date.

                  VESTING OF OPTION. Each option agreement exercised under the Plan may specify the period or periods of time within which each option or portion will become exercisable.

                  TERM OF OPTION.  The term of an option may be no more than ten
         (10) years from the date of grant. The term of an ISO option granted to 10% or more stockholder shall not exceed five (5) years from the date of grant. No option may be exercised after the expiration of its term.

                  TERMINATION OF OPTION EXERCISE PERIOD. Unless otherwise expressly provided in any option agreement, the unexercised portion of any option granted to an optionee shall automatically terminate ninety
         (90) days after the date on which the optionee's employment or service is terminated for any reason, other than by reason of cause or the optionee's death or disability. Options shall terminate immediately upon the termination of an optionee's employment for cause or twelve
         (12) months after the optionee's death or disability.

                  NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee, except that a non-statutory stock option may be transferred to a family member or trust for the benefit of a family member if the Committee's prior written consent is obtained.

                  OTHER PROVISIONS. An option agreement may contain other terms, provisions, and conditions not inconsistent with the Plan, as may be determined by the Committee.

         REDEMPTION OF SHARES BY THE COMPANY. The Company has the right to redeem any shares issued to any optionee upon exercise of the option granted to him under the Plan immediately upon the termination of optionee's employment or service arising from disability, the death of the optionee, the voluntary termination of employment or services of the optionee, or the termination of employment or services of the optionee for cause. The redemption price is the fair market value of the shares on the date of the event of redemption.

         ADJUSTMENTS AND EXERCISE RIGHTS UPON CHANGES IN CAPITALIZATION, MERGER OR SALE OF ASSETS. In the event that the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price for shares subject to any such outstanding option.

         In the event of a sale of all or substantially all of the assets of the Company, a merger or consolidation or other reorganization in which the Company is not the surviving entity, the right to exercise all outstanding options will immediately vest prior to such transaction and will terminate immediately after such transaction.

         AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable laws. No such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. The Plan shall remain in effect until terminated by action of the Board or operation of law.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLAN

         The federal income tax consequences to the Company and its employees of options granted under the Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the Plan. Recipients of options granted under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

         As noted above, options granted under the Plan may be either incentive stock options ("ISO") or non-statutory stock options ("NSO"). ISO are options which are designated as such by the Company and which meet certain requirements under Section 422 of the Code and the related regulations. Any option that does not satisfy these requirements will be treated as a NSO.

         INCENTIVE STOCK OPTIONS. If an option granted under the Stock Plan is treated as an ISO, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an ISO may subject the optionee to alternative minimum tax liability.

         If an optionee exercises an ISO and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.

         If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the exercise price, or (2) the amount realized on the disposition minus the exercise price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income.) The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

         The exercise of an ISO may subject an optionee to alternative minimum tax liability. The excess of the fair market value of the shares at the time an ISO is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an ISO.

         In general, there will be no federal income tax deductions allowed to the Company upon the grant, exercise, or termination of an ISO. However, in the event an optionee sells or otherwise disposes of stock received on the exercise of an ISO in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

         NON-STATUTORY STOCK OPTIONS. NSO granted under the Stock Plan do not qualify as "ISO" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

         The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a NSO will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a NSO, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

         In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a NSO or a sale or disposition of the shares acquired upon the exercise of a NSO. However, upon the exercise of a NSO, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

AMENDMENT TO PLAN

         Upon the implementation of the Reverse Stock Split, the Company will have fewer options authorized for issuance pursuant to the 2004 Stock Option
Plan (the "Plan"), pursuant to an amendment to the Plan. Section 5(a) of the Plan will be amended to decrease the number of options authorized for issuance to the greater of 300,000 or 10% of the number of shares of stock of the Company's stock outstanding at the end of the Company's last completed fiscal quarter and such number shall be automatically adjusted at the beginning of each fiscal quarter. This amendment is made to correlate to the 1 for 65 reverse stock split and the resulting lower number of shares issued and outstanding.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of June 30, 2006, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each stockholder known by the Company to own beneficially more than five percent of the common stock,
(2) each director of the Company, (3) each executive officer of the Company, and
(4) all directors and executive officers of the Company as a group:

-------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL                    AMOUNT AND NATURE OF      PERCENT OF CLASS        BENEFICIALLY
OWNERS (1)<F1>                                    BENEFICIAL OWNERSHIP         FOR VOTE (2)<F2>       OWNED (3)<F3>
-------------------------------------------------------------------------------------------------------------------
Bluegrass Growth Fund LP                               6,451,612                 6.7% (4)<F4>         9.9% (4)<F4>
122 East 42nd Street Suite 2606
New York, NY 10168
-------------------------------------------------------------------------------------------------------------------
BSGL LLC                                               9,000,000                   9.4%                 4.5%
M Brownrigg
1524 Columbus Ave
Burlington, CA 94010
-------------------------------------------------------------------------------------------------------------------
Meadowbrook Opportunity Fund LLC                       8,064,516                   8.4%                12.4%
520 Lake Cook Road Suite 690
Deerfield, IL 60015
-------------------------------------------------------------------------------------------------------------------
Nicholas R. Miller                                     7,397,018                   7.7%                 3.7%
4812 Marine Drive
West Vancouver, BC V7W 292
Canada
-------------------------------------------------------------------------------------------------------------------
Penn Footwear                                          4,838,710                    5%                  7.5%
Line & Grove Streets
PO BOX 87
Nanticoke, PA 18634
-------------------------------------------------------------------------------------------------------------------
Bradley N. Rotter Self Employed Pension                8,064,516                   8.4%                12.4%
Plan and Trust
850 Cornett Avenue Suite 6
San Francisco, CA 94131
-------------------------------------------------------------------------------------------------------------------
Seaside Holdings Inc.                                  6,451,614                   6.7%                 9.9%
4185 Still Creek Drive Suite B101
Burnaby, BC V5C 6C9
Canada
-------------------------------------------------------------------------------------------------------------------
Stonestreet Limited Partnership                        8,064,516                   8.4%                12.4%
33 Prince Arthur Avenue
Toronto, ON M5R 1B2
Canada
-------------------------------------------------------------------------------------------------------------------
Whalehaven Capital Fund LTD                            4,838,710                    5%                  7.5%
PO BOX HM 2257
Hamilton, AMJX
Bermuda
-------------------------------------------------------------------------------------------------------------------


                                       13

-------------------------------------------------------------------------------------------------------------------
                                                                                                  PERCENT OF CLASS
NAME AND ADDRESS OF BENEFICIAL                    AMOUNT AND NATURE OF      PERCENT OF CLASS        BENEFICIALLY
OWNERS (1)<F1>                                    BENEFICIAL OWNERSHIP         FOR VOTE (2)<F2>       OWNED (3)<F3>
-------------------------------------------------------------------------------------------------------------------
Francis E. Wilde                                          -0-                       0%                   0%
-------------------------------------------------------------------------------------------------------------------
J. Donald Herzog                                         2,000                      0%                   0%
-------------------------------------------------------------------------------------------------------------------
Officers and directors as a group (2                     2,000                      0%                   0%
persons)
-------------------------------------------------------------------------------------------------------------------
------------------

(1)<F1> To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2)<F2> This column is based on 96,110,000 shares of Common Stock outstanding as of June 30, 2006.

(3)<F3> This column is based on 201,110,000 shares of Common Stock beneficially owned after the issuance of 105,000,000 additional pre-split shares pursuant to the conversion of Preferred Stock agreed to on May 9, 2006.

(4)<F4> Includes the beneficially owned shares under the name Bluegrass Growth Fund LTD.


                         CHANGE IN CONTROL ARRANGEMENTS

         None.

                             ADDITIONAL INFORMATION

         The Company will provide, by first class mail or other equally prompt means, a copy of the information that is incorporated by reference in this Information Statement, without charge, to each person to whom an Information Statement is delivered upon written or oral request within one day of receipt of such request. Requests for such information may be directed to Amarium Technologies, Inc. (formerly Cirond Corporation), Attention: Corporate Secretary, 100D Albright Way, Los Gatos, California 95032, telephone (408) 385-3555. You are encouraged to review the information filed by the Company with the Securities and Exchange Commission and other publicly available information.


                                       By Order of the Board of Directors,


                                       /s/ Francis E. Wilde

                                       Francis E. Wilde
                                       CHIEF EXECUTIVE OFFICER

                                   APPENDIX A
              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708 Website: secretaryofstate.biz


    CERTIFICATE OF AMENDMENT
PURSUANT TO NRS 78.385 and 78.390)

                                              ABOVE SPACE IF FOR OFFICE USE ONLY

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation:
Cirond Corporation

2. The articles have been amended as follows (provide article numbers, if available):
I. NAME: The name of the corporation is Amarium Technologies, Inc.

IV. AUTHORIZATION OF CAPITAL STOCK: The total number of shares of capital stock the Corporation is authorized to issue is Five Hundred Twenty-Five Million (525,000,000), which is divided into two classes: (1) Five Hundred Million (500,000,000) shares of Common Stock, par value $0.001 per share; and (2) Twenty-Five Million (25,000,000) shares of Preferred Stock, par value $0.001 per share. The class of preferred stock may be divided into such series as may be established by the Board of Directors, as provided in sections 78.195, 78.1955 and 78.196 of the Nevada Revised Statutes. The Board of Directors shall have the authority, by resolution, (1) to divide the Preferred Stock into more than one class of stock or more than one series of any class; (2) to establish and fix the distinguishing designation of each such series and the number of shares thereof, which number, by like action of the Board of Directors, from time to time thereafter, may be increased, except when otherwise provided by the Board of Directors in creating such series, or may be decreased, but not below the number of shares thereof then outstanding; and (3) within the limitations of applicable law of the State of Nevada or as otherwise set forth in this Article, to fix and determine the relative voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes of stock or series thereof.


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: Approved by 50.6% vote of shareholders



4. Effective date of filing (optional): 8/31/06
                 (must not be later than 90 days after the certificate is filed)


5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.
                                  Nevada Secretary of State AM 78.385 Amend 2003
                                                            Revised on: 09/29/05

                                   APPENDIX B
                NEVADA REVISED STATUTES SECTIONS 92A.300 ET SEQ.

                             NEVADA REVISED STATUTES
                        SECTIONS 92A.300 THROUGH 92A.500


                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC  LIMITED-LIABILITY  COMPANY.
The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088)

NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in CHAPTER 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

      1.  Except  as  otherwise  provided  in   NRS  92A.370  and  92A.390,  any
stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

           (1)  If  approval  by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
           (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.
      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204)

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
           (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                (I)  The surviving or acquiring entity; or
                (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
           (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088)

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
       (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
       (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

NRS 92A.410 NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420  PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b)  Must not vote his shares in favor of the proposed action.
      2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.
      3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.
      1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.
      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089; A 2005, 2205)

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.
      1.  A stockholder to whom a dissenter's notice is sent must:
       (a)  Demand payment;
       (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
       (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.
      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)

NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation's registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation's estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.
      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.
      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.
      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
       (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
       (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)

                                   APPENDIX C
                               DISSENTERS' NOTICE

                        NOTICE OF DEMAND FOR PAYMENT AND
                             DEPOSIT OF CERTIFICATES


Amarium Technologies, Inc. (formerly Cirond Corporation)
c/o Dill Dill Carr Stonbraker & Hutchings, P.C.
455 Sherman Street, Suite 300
Denver, Colorado 80203

         Notice is hereby given that the undersigned is the owner of __________________________ (____________) shares of the common stock, $.001 par value of Amarium Technologies, Inc. (formerly Cirond Corporation) (the "Common Stock") and is hereby making a written demand for payment of the fair value of the aforesaid shares of common stock.

         The undersigned hereby tenders and deposits the certificates for the Common Stock for purposes of processing the same in accordance with Section 92A.440 of the Nevada Revised Statutes.

         The address shown below is the address to which payment is to be made.

                                        Sincerely,


                                        ----------------------------------------
                                        Signature                           Date


                                        ----------------------------------------
                                        Name


                                        ----------------------------------------
                                        Address

                                        ----------------------------------------

                                   APPENDIX D

                             2004 STOCK OPTION PLAN

                               CIROND CORPORATION
                             2004 STOCK OPTION PLAN

1.       PURPOSE; EFFECTIVENESS OF THE PLAN.

         (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by helping the Company obtain and retain the services of employees, officers, consultants, and directors, upon whose judgment, initiative and efforts the Company is substantially dependent, and to provide those persons with further incentives to advance the interests of the Company.

         (b) This Plan will become effective on the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company (excluding holders of shares of Stock issued by the Company pursuant to the exercise of options granted under this Plan) within twelve months before or after that date. If the Plan is not so approved by the stockholders of the Company, any options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until it is terminated by the Board or the Committee (as defined hereafter) under section 9 hereof, except that no ISO (as defined herein) will be granted after the tenth anniversary of the date of this Plan's adoption by the Board. This Plan will be governed by, and construed in accordance with, the laws of the State of Nevada.

2.       CERTAIN DEFINITIONS.

         Unless the context otherwise requires, the following defined terms (together with other capitalized terms defined elsewhere in this Plan) will govern the construction of this Plan, and of any stock option agreements entered into pursuant to this Plan:

         (a) "10% Stockholder" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its subsidiaries;

         (b) "1933 Act" means the federal Securities Act of 1933, as amended;

         (c)      "Board" means the Board of Directors of the Company;

         (d) "Called for under an Option," or words to similar effect, means issuable pursuant to the exercise of an Option;

         (e) "Code" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of this Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise);

         (f) "Committee" means a committee of two or more Disinterested Directors, appointed by the Board, to administer and interpret this Plan; provided that the term "Committee" will refer to the Board during such times as no Committee is appointed by the Board;

         (g)      "Company" means Cirond Corporation, a Nevada corporation;

         (h) "Disability" has the same meaning as "permanent and total disability," as defined in Section 22(e)(3) of the Code;

         (i) "Disinterested Director" means a member of the Board who is not during the period of one year prior to his or her service as an administrator of the Plan, or during the period of such service, granted or awarded Stock, options to acquire Stock, or similar equity securities of the Company under this Plan or any similar plan of the Company, other than the grant of a Formula Option pursuant to section 6(m) of this Plan;

         (j) "Eligible Participants" means persons who, at a particular time, are employees, officers, consultants, or directors of the Company or its subsidiaries;

         (k) "Fair Market Value" means, with respect to the Stock and as of the date an ISO or a Formula Option is granted hereunder, the market price per share of such Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows:

                  (i) If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

                  (ii) If the Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date;

                  (iii) If the Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate.

         (l) "Formula Option" means an NSO granted to members of the Committee pursuant to section 6(m) hereof;


Cirond Corporation 2004 Stock Option Plan - Page 2

         (m) "ISO" has the same meaning as "incentive stock option," as defined in Section 422 of the Code;

         (n) "Just Cause Termination" means a termination by the Company of an Optionee's employment by and/or service to the Company (or if the Optionee is a director, removal of the Optionee from the Board by action of the stockholders or, if permitted by applicable law and the By-laws of the Company, the other directors), in connection with the good faith determination of the Company's board of directors (or of the Company's stockholders if the Optionee is a director and the removal of the Optionee from the Board is by action of the stockholders, but in either case excluding the vote of the Optionee if he or she is a director or a stockholder) that the Optionee has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or its subsidiaries;

         (o) "NSO" means any option granted under this Plan whether designated by the Committee as a "non-qualified stock option," a "non-statutory stock option" or otherwise, other than an option designated by the Committee as an ISO, or any option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder;

         (p) "Option" means an option granted pursuant to this Plan entitling the option holder to acquire shares of Stock issued by the Company pursuant to the valid exercise of the option;

         (q) "Option Agreement" means an agreement between the Company and an Optionee, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan;

         (r) "Option Price" with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Stock called for under such Option;

         (s) "Option Stock" means Stock issued or issuable by the Company pursuant to the valid exercise of an Option;

         (t) "Optionee" means an Eligible Participant to whom Options are granted hereunder, and any transferee thereof pursuant to a Transfer authorized under this Plan;

         (u)      "Plan" means this 2004 Stock Option Plan of the Company;

         (v) "QDRO" has the same meaning as "qualified domestic relations order" as defined in Section 414(p) of the Code;

         (w) "Stock" means shares of the Company's Common Stock, $0.001 par value;


Cirond Corporation 2004 Stock Option Plan - Page 3

         (x) "Subsidiary" has the same meaning as "Subsidiary Corporation" as defined in Section 424(f) of the Code; and

         (y) "Transfer," with respect to Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of such Option Stock, including without limitation an assignment for the benefit of creditors of the Optionee, a transfer by operation of law, such as a transfer by will or under the laws of descent and distribution, an execution of judgment against the Option Stock or the acquisition of record or beneficial ownership thereof by a lender or creditor, a transfer pursuant to a QDRO, or to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for estate planning purposes) under which a part or all of the shares of Option Stock are transferred or awarded to the spouse of the Optionee or are required to be sold; or a transfer resulting from the filing by the Optionee of a petition for relief, or the filing of an involuntary petition against such Optionee, under the bankruptcy laws of the United States or of any other nation.

3.       ELIGIBILITY.

         The Company may grant Options under this Plan only to persons who are Eligible Participants as of the time of such grant. Subject to the provisions of sections 4(d), 5 and 6 hereof, there is no limitation on the number of Options that may be granted to an Eligible Participant.

4.       ADMINISTRATION.

         (a) COMMITTEE. The Committee, if appointed by the Board, will administer this Plan. If the Board, in its discretion, does not appoint such a Committee, the Board itself will administer this Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Company's Articles of Incorporation and By-laws generally.

         (b) AUTHORITY AND DISCRETION OF COMMITTEE. The Committee will have full and final authority in its discretion, at any time and from time to time, subject only to the express terms, conditions and other provisions of the Company's Articles of Incorporation, By-laws and this Plan, and the specific limitations on such discretion set forth herein:

                  (i) to select and approve the persons who will be granted Options under this Plan from among the Eligible Participants, and to grant to any person so selected one or more Options to purchase such number of shares of Option Stock as the Committee may determine;


Cirond Corporation 2004 Stock Option Plan - Page 4

                  (ii) to determine the period or periods of time during which Options may be exercised, the Option Price and the duration of such Options, and other matters to be determined by the Committee in connection with specific Option grants and Option Agreements as specified under this Plan;

                  (iii) to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for the operation and administration of this Plan; and

                  (iv) to delegate all or a portion of its authority under subsections (i) and (ii) of this section 4(b) to one or more directors of the Company who are executive officers of the Company, but only in connection with Options granted to Eligible Participants who are not subject to the reporting and liability provisions of
                           Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and subject to such restrictions and limitations
                           (such as the aggregate number of shares of Option Stock called for by such Options that may be granted) as the Committee may decide to impose on such delegate directors.

         (c) LIMITATION ON AUTHORITY. Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority:

                  (i) to grant Options to any of its members, whether or not approved by the Board; and

                  (ii) to determine any matters, or exercise any discretion, in connection with the Formula Options under section 6(m) hereof, to the extent that the power to make such determinations or to exercise such discretion would cause one or more members of the Committee no longer to be "Disinterested Directors" within the meaning of section 2(i) above.

         (d) DESIGNATION OF OPTIONS. Except as otherwise provided herein, the Committee will designate any Option granted hereunder either as an ISO or as an NSO. To the extent that the Fair Market Value (determined at the time the Option is granted) of Stock with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its subsidiaries) exceeds $100,000, such option will be treated as an NSO. Notwithstanding the general eligibility provisions of section 3 hereof, the Committee may grant ISOs only to persons who are employees of the Company and/or its subsidiaries.

         (e) OPTION AGREEMENTS. Options will be deemed granted hereunder only upon the execution and delivery of an Option Agreement by the Optionee and a duly

Cirond Corporation 2004 Stock Option Plan - Page 5
                  authorized officer of the Company. Options will not be deemed granted hereunder merely upon the authorization of such grant by the Committee.

5.       SHARES RESERVED FOR OPTIONS.

         (a) OPTION POOL. The aggregate number of shares of Option Stock that may be issued pursuant to the exercise of Options granted under this Plan initially will not exceed Five Million Two Hundred Eighty-One Thousand Five Hundred (5,281,500) (the "Option Pool"), provided that such number automatically shall be adjusted quarterly on the beginning of the Company's fiscal quarter to a number equal to 15% of the number of shares of Stock of the Company outstanding at the end of the Company's last completed fiscal quarter, or 5,281,500 shares, whichever is greater, and provided further that such number will be increased by the number of shares of Option Stock that the Company subsequently may reacquire through repurchase or otherwise. Shares of Option Stock that would have been issuable pursuant to Options, but that are no longer issuable because all or part of those Options have terminated or expired, will be deemed not to have been issued for purposes of computing the number of shares of Option Stock remaining in the Option Pool and available for issuance.

         (b) ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Stock of the Company as a result of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in:

                  (i) the aggregate number of shares of Option Stock in the Option Pool that may be issued pursuant to the exercise of Options granted hereunder;

                  (ii) the Option Price and the number of shares of Option Stock called for in each outstanding Option granted hereunder; and

                  (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its Stock or securities convertible into or exchangeable for shares of its Stock.

6.       TERMS OF STOCK OPTION AGREEMENTS.

         Each Option granted pursuant to this Plan will be evidenced by an agreement (an "Option Agreement") between the Company and the person to whom such Option is granted, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Plan.


Cirond Corporation 2004 Stock Option Plan - Page 6

         Without limiting the foregoing, each Option Agreement (unless otherwise stated therein) will be deemed to include the following terms and conditions:

         (a) COVENANTS OF OPTIONEE. At the discretion of the Committee, the person to whom an Option is granted hereunder, as a condition to the granting of the Option, must execute and deliver to the Company a confidential information agreement approved by the Committee. Nothing contained in this Plan, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Plan will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of, consultant or independent contractor to, or director of, the Company or its subsidiaries.

         (b) VESTING PERIODS. Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Option Stock called for thereunder (the "Total Award Option Stock"). Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion.

                  Unless the Option Agreement executed by an Optionee expressly otherwise provides and except as set forth herein, the right to exercise an Option granted hereunder will be subject to the following Vesting Periods, subject to the Optionee continuing to be an Eligible Participant and the occurrence of any other event (including the passage of time) that would result in the cancellation or termination of the Option:

                  (i) no portion of the Option will be exercisable prior to four (4) months from the Grant Date set forth in the Option Agreement;

                  (ii) upon and after the expiration of four (4) months from the Grant Date, the Optionee may purchase up to sixteen and two-thirds percent (approximately 16.67%) of the Total Award Option Stock; and

                  (iii) the Option will become exercisable on a cumulative basis as to sixteen and two-thirds percent (approximately 16.67%) of the Total Award Option Stock, at the end of every period of four (4) months that elapses after such first four-month period, so that the Option will have become fully exercisable, subject to the Optionee's remaining an Eligible Participant, on the second anniversary of such Grant Date; and

                  (iv) such additional vesting periods as may be determined by the Committee in its sole discretion.

         (c) EXERCISE OF THE OPTION.


Cirond Corporation 2004 Stock Option Plan - Page 7

                  (i) MECHANICS AND NOTICE. An Option may be exercised to the extent exercisable (1) by giving written notice of exercise to the Company, specifying the number of full shares of Option Stock to be purchased and accompanied by full payment of the Option Price thereof and the amount of withholding taxes pursuant to subsection 6(c)(ii) below; and (2) by giving assurances satisfactory to the Company that the shares of Option Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the Option Stock called for under the Option is registered under the 1933 Act, or in the event resale of such Option Stock without such registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act, or any other applicable law, regulation or rule of any governmental agency.

                  (ii) WITHHOLDING TAXES. As a condition to the issuance of the shares of Option Stock upon full or partial exercise of an NSO granted under this Plan, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's tax withholding liability required in connection with such exercise. For purposes of this subsection 6(c)(ii), "tax withholding liability" will mean all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

         (d) PAYMENT OF OPTION PRICE. Each Option Agreement will specify the Option Price with respect to the exercise of Option Stock thereunder, to be fixed by the Committee in its discretion, but in no event will the Option Price for an ISO granted hereunder be less than the Fair Market Value (or, in case the Optionee is a 10% Stockholder, one hundred ten percent (110%) of such Fair Market Value) of the Option Stock at the time such ISO is granted, and in no event will the Option Price for an NSO granted hereunder be less than eighty-five percent (85%) of Fair Market Value. The Option Price will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Committee, in its discretion.

                  (i) For example, the Committee, in its discretion, may permit a particular Optionee to pay all or a portion of the Option Price, and/or the tax withholding liability set forth in subsection 6(c)(ii) above, with respect to the exercise of an Option either by surrendering shares of Stock already owned by such Optionee or by withholding shares of Option Stock, provided that the Committee determines that the fair market value of such surrendered Stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith.

Cirond Corporation 2004 Stock Option Plan - Page 8

                  (ii) If the Committee permits an Optionee to pay any portion of the Option Price and/or tax withholding liability with shares of Stock with respect to the exercise of an Option (the "Underlying Option") as provided in subsection 6(d)(i) above, then the Committee, in its discretion, may grant to such Optionee (but only if Optionee remains an Eligible Participant at that time) additional NSOs, the number of shares of Option Stock called for thereunder to be equal to all or a portion of the Stock so surrendered or withheld (a "Replacement Option"). Each Replacement Option will be evidenced by an Option Agreement. Unless otherwise set forth therein, each Replacement Option will be immediately exercisable upon such grant (without any Vesting Period) and will be coterminous with the Underlying Option. The Committee, in its sole discretion, may establish such other terms and conditions for Replacement Options as it deems appropriate.

         (e) TERMINATION OF THE OPTION. Except as otherwise provided herein, each Option Agreement will specify the period of time, to be fixed by the Committee in its discretion, during which the Option granted therein will be exercisable, not to exceed ten years from the date of grant in the case of an ISO (the "Option Period"); provided that the Option Period will not exceed five years from the date of grant in the case of an ISO granted to a 10% Stockholder. To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that each such Option will terminate, if earlier:

                  (i) ninety days after the date that the Optionee ceases to be an Eligible Participant for any reason, other than by reason of death or disability or a Just Cause Termination;

                  (ii) twelve months after the date that the Optionee ceases to be an Eligible Participant by reason of such person's death or disability; or

                  (iii) immediately as of the date that the Optionee ceases to be an Eligible Participant by reason of a Just Cause Termination.

                  In the event of a sale or all or substantially all of the assets of the Company, or a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation (any of the foregoing events, a "Corporate Transaction"), then notwithstanding anything else herein, the right to exercise all then outstanding Options will vest immediately prior to such Corporate Transaction and will terminate immediately after such Corporate Transaction; provided, however, that if the Board, in its sole discretion, determines that such immediate vesting of the right to exercise outstanding Options is not in the best interests of the Company, then the successor corporation must agree to assume the outstanding Options or substitute therefor


Cirond Corporation 2004 Stock Option Plan - Page 9
                  comparable options of such successor corporation or a parent or subsidiary of such successor corporation.

         (f) OPTIONS NONTRANSFERABLE. No Option will be transferable by the Optionee otherwise than by will or the laws of descent and distribution, or in the case of an NSO, pursuant to a QDRO. During the lifetime of the Optionee, the Option will be exercisable only by him or her, or the transferee of an NSO if it was transferred pursuant to a QDRO.

         (g) QUALIFICATION OF STOCK. The right to exercise an Option will be further subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of the shares of Option Stock called for thereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Option Stock thereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions not acceptable to the Board, in its discretion.

         (h) ADDITIONAL RESTRICTIONS ON TRANSFER. By accepting Options and/or Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree as follows:

                  (i) SECURITIES ACT OF 1933. The Optionee understands that the shares of Option Stock have not been registered under the 1933 Act, and that such shares are not freely tradeable and must be held indefinitely unless such shares are either registered under the 1933 Act or an exemption from such registration is available. The Optionee understands that the Company is under no obligation to register the shares of Option Stock.

                  (ii)     OTHER   APPLICABLE   LAWS.   The   Optionee   further
                           understands that Transfer of the Option Stock requires full compliance with the provisions of all applicable laws.

                  (iii) INVESTMENT INTENT. Unless a registration statement is in effect with respect to the sale of Option Stock obtained through exercise of Options granted hereunder: (1) upon exercise of any Option, the Optionee will purchase the Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (2) no one else will have any beneficial interest in the Option Stock; and (3) he or she has no present intention of disposing of the Option Stock at any particular time.


Cirond Corporation 2004 Stock Option Plan - Page 10

         (i) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after there has been compliance with all applicable federal and state securities laws, and all of the same will be subject to this overriding condition. The Company will not be required to register or qualify Option Stock with the Securities and Exchange Commission or any State agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

         (j) STOCK CERTIFICATES. Certificates representing the Option Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of the Option Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this section 6(j) have been complied with.

         (k) NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to the Optionee at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained.

         (l) OTHER PROVISIONS. The Option Agreement may contain such other terms, provisions and conditions, including such special forfeiture conditions, rights of repurchase, rights of first refusal and other restrictions on Transfer of Option Stock issued upon exercise of any Options granted hereunder, not inconsistent with this Plan, as may be determined by the Committee in its sole discretion.

         (m)      FORMULA OPTIONS. [Reserved for future consideration]

7.       PROCEEDS FROM SALE OF STOCK.

         Cash proceeds from the sale of shares of Option Stock issued from time to time upon the exercise of Options granted pursuant to this Plan will be added to the general funds of the Company and as such will be used from time to time for general corporate purposes.

8.       MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

         Subject to the terms and conditions and within the limitations of this Plan, and except with respect to Formula Options, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent


Cirond Corporation 2004 Stock Option Plan - Page 11 not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

9.       AMENDMENT AND DISCONTINUANCE.

         The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the stockholders of the Company, materially increase (other than by reason of an adjustment pursuant to section 5(b) hereof) the maximum aggregate number of shares of Option Stock in the Option Pool that may be issued under Options granted pursuant to this Plan or materially increase the benefits accruing to Plan participants or materially modify eligibility requirements for the participants. Provided, further, that the provisions of section 6(m) hereof may not be amended more often than once during any six (6) month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules and regulations thereunder. Moreover, no such action may alter or impair any Option previously granted under this Plan without the consent of the holder of such Option.

10.      PLAN COMPLIANCE WITH RULE 16B-3.

         With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the plan or action by the plan administrators fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the plan administrators.

11.      COPIES OF PLAN.

         A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

 ***
Date Plan Adopted by Board of Directors:               September 20, 2004
Date Plan Approved by Stockholders:                    September 21, 2004



Cirond Corporation 2004 Stock Option Plan - Page 12